                                                                   EXHIBIT 10.16
                                                                   -------------


          AMENDATORY AGREEMENT NO. 4 dated as of September 14, 1998, to the Shareholders' Agreement dated as of December 6, 1991, as amended (the "Shareholders' Agreement"), among E.I. DU PONT DE NEMOURS AND CO., a Delaware corporation ("Du Pont"), DU PONT ENERGY COMPANY, a Delaware corporation ("DEC"), CONSOL ENERGY INC., a Delaware corporation ("CEI"), RHEINBRAUN AG, a German corporation ("Rheinbraun"), and RHEINBRAUN US GMBH, a German corporation
("RG").

          WHEREAS, Du Pont, DEC, CEI, and Rheinbraun have this date entered into an Option (Class A Shares) Agreement (the "Option"), granting to CEI the right to purchase 47,000 Class A Shares (the "Class A Shares") of CEI owned by DEC pursuant to a Share Purchase Agreement ("SPA") in form annexed as Exhibit A to the Option;

          WHEREAS, the parties hereto intend that upon the exercise of the Option by CEI and the purchase by CEI of 47,000 Class A Shares pursuant to the SPA, Du Pont will be entitled, after a specified period, to dispose of 3,000 Class A Shares in a registered public offering or by other means conforming to the Securities Act of 1933, as amended;

          WHEREAS, in consequence of the Option, the parties hereto intend to amend and supplement Amendatory Agreement No. 3 dated as of October 1, 1997, among the parties hereto ("Amendatory Agreement No. 3") and the Shareholders' Agreement as herein provided;

          NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------
                                  Definitions
                                  -----------

          Terms used herein without definition that are defined in the Shareholders' Agreement and in Article I of Amendatory Agreement No. 3 shall have the meanings, respectively, specified in said Agreements.

                                   ARTICLE II
                                  ----------
                   Amendments of Amendatory Agreement No. 3
                   ----------------------------------------

           Amendatory Agreement No. 3 is hereby amended as follows:

          1. In Article II, section 1, (a) the introductory clause reading, "If Rheinbraun shall exercise the Option" is amended to read, "If CEI shall exercise the Option"; (b) the Irrevocable Proxy annexed as Exhibit A shall be amended to substitute the number "47,000" for "50,000", to delete the words "Dr. Peter Kausch" and to substitute therefor the words, "Berthold Bonekamp", and to refer in the last paragraph thereof to a sale of

Shares to "CEI" and not to "Rheinbraun"; and (c) at the end of subsection (b), the following sentence shall be added: "Nothing herein or in the Shareholders' Agreement shall affect the right of CEI to borrow funds for purposes of purchasing the Class A Shares pursuant to the SPA or any other purpose if so authorized by the Board of Directors of CEI as then constituted."

          2. In Article II, section 2, the introductory clause, "Upon the acquisition by Rheinbraun of title to 50,000 Class A Shares" is amended to read, "Upon the acquisition by CEI of title to 47,000 Class A Shares";

          3. References in Amendatory Agreement No. 3 to the "Option" shall be taken to refer to the Option granted to CEI pursuant to the Option (Class A Shares) Agreement dated the date hereof among Du Pont, CEI, DEC and Rheinbraun.

          4. In Article IV, section 2, the introductory clause reading, "So long as Du Pont shall own any of the Class A Shares" shall be amended to read, "If the Option shall expire unexercised then, so long as Du Pont shall own any of the Class A Shares,";


                                  ARTICLE III
                                  -----------
                          Provisions Supplementary to
                          Amendatory Agreement No. 3
                          --------------------------

          Amendatory Agreement No. 3 is hereby supplemented with the following provisions:

          1. If CEI shall acquire 47,000 Class A Shares at the Closing under the SPA, then DEC shall not, and Du Pont shall cause DEC not to, dispose of any of the remaining 3,000 Class A Shares held by DEC (including securities issued in exchange therefor, in lieu thereof or as a dividend thereon) (the "Registrable Securities") during the 180 days after the Closing Date under the SPA (the "Waiting Period").

          2. DEC shall be entitled to dispose of all the Registrable Securities after the Waiting Period,

          (a) pursuant to registration rights granted by Exhibit B to Amendatory Agreement No. 3 (which is incorporated herein by reference, as if fully set forth herein) as amended by section 3, below;

          (b) if CEI shall not complete a registered underwritten initial public offering of common stock (an "IPO") during the Waiting Period and shall later undertake an IPO, DEC may elect to include (i.e., "piggy-back") all the Registrable Securities in such later IPO upon reasonable notice to CEI and upon such terms, customary for "piggy-back" offerings, as CEI may reasonably require; and

          (c) in a private sale or sales conforming to the Securities Act of 1933, as amended.

          3. For purposes of this Agreement only, said Exhibit B shall be deemed amended as follows:

          (a) in Section 1.1, the introductory clause reading, "CEI agrees to register the Class A Shares" is amended to read, "CEI agrees to register 3,000 Class A Shares", and the definition of "Registrable Securities" shall be as stated in section 1, above;

          (b) in subsection 1.1(a), that part of clause (i) of the first sentence reading, "any of the Registrable Securities (which request shall specify the number of Registrable Securities intended to be offered and sold)," is amended to read, "all of the Registrable Securities,";

          (c)  Subsection 1.1(a)(iv) is deleted.

          4. DEC shall not, and Du Pont shall cause DEC not to, effect or allow any public sale of the Registrable Securities during the seven days prior to and the 90 days after any underwritten registered financing by CEI has become effective, or such longer period (not to exceed 180 days) as the underwriter may reasonably request consistent with customary practice.


                                  ARTICLE IV
                                  ----------
                                 Miscellaneous
                                 -------------

          1.  Assignment.  By written notice to Rheinbraun and CEI, Du Pont may
              ----------
nominate a Subsidiary of Du Pont to exercise the registration rights granted by
Article III hereof respecting the 3,000 Class A Shares specified therein, and, in connection with a lawful private sale of said 3,000 Class A Shares, Du Pont may assign such rights to the purchaser. Any other purported assignment of any right or privilege by one party hereto without the prior written consent of all other parties hereto shall be void.

          2.  Incorporation by Reference.  Sections 7.4 through 7.12 (inclusive)
              --------------------------
of the Shareholders' Agreement are incorporated by reference as if fully set forth herein and shall apply to this Amendatory Agreement irrespective of the termination of the Shareholders' Agreement. The agreements of the parties set forth in Article III of this Amendatory Agreement No. 4 shall survive any termination of the Shareholders' Agreement pursuant to Article II, section 2, of Amendatory Agreement No. 3.

          3.  Effect.  Except as expressly amended and supplemented by this
              ------
Amendatory Agreement, Amendatory Agreement No. 3 and the Shareholders' Agreement as previously amended shall continue in full force and effect.

          IN WITNESS WHEREOF, DU PONT, DEC, CEI, RHEINBRAUN, and RG have caused this Agreement to be duly executed, all as of the day and year first above written.


E.I. DU PONT DE NEMOURS AND COMPANY


By: /s/ S. M. Stalnecker                ATTEST:
    ------------------------------
    Name:  S. M. Stalnecker
    Title: Vice President-Treasury

                                        /s/ [SIGNATURE ILLEGIBLE]^^
                                        ----------------------------------
                                        Asst. Secretary

DU PONT ENERGY COMPANY


By: /s/ S. M. Stalnecker                ATTEST:
    ------------------------------
    Name:  S. M. Stalnecker
    Title: President
                                        /s/ [SIGNATURE ILLEGIBLE]^^
                                        ----------------------------------
                                        Assistant Secretary

CONSOL ENERGY INC.


By: /s/ J. Brett Harvey                 ATTEST:
    ------------------------------
    Name:  J. Brett Harvey
    Title: President
                                        /s/ D. L. Fassio
                                        ----------------------------------
                                        Secretary
RHEINBRAUN AG


By: /s/ Bernd J. Breloer                By: /s/ Berthold Bonekamp
    ------------------------------          ------------------------------
    Name:  Bernd J. Breloer                 Name:  Berthold Bonekamp
    Title: Mitglied des Vorstandes          Title: Mitglied des Vorstandes

RHEINBRAUN US GMBH


By: /s/ Dr. Peter Kausch                By: /s/ Dr. Rolf Zimmermann
    ------------------------------          -------------------------------
    Name:  Dr. Peter Kausch                 Name:  Dr. Rolf Zimmermann
    Title: Geschuftsfuhrer                  Title: Geschuftsfuhrer